SCHEDULE 14C INFORMATION STATEMENT

                  Information Statement Pursuant to Section 14C
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2)

[ ]   Definitive Information Statement

                                QUIET TIGER, INC.
             ------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        Payment of Filing Fee (Check the
appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:




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                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                QUIET TIGER, INC.
                        668 North 44th Street, Suite 233
                             Phoenix, Arizona 85008

                 Notice of Stockholder Action by Written Consent

To Stockholders of Quiet Tiger, Inc.:

Quiet Tiger, Inc. ("Quiet Tiger") hereby gives notice to its stockholders as follows

The holders of a majority of the outstanding shares of common stock of Quiet Tiger have taken action by written consent to change the name of the company from Quiet Tiger Inc. to MediaMax Technology Corporation.

You have the right to receive this notice if you were a stockholder of record of common stock of Quiet Tiger at the close of business on February 18, 2004 (the "Record Date"). There were no issued and outstanding preferred shares as of the Record Date. Since the actions will have been approved by the holders of the required majority of the outstanding common shares of voting stock of Quiet Tiger, no proxies were or are being solicited.

The change of name of the corporation will take place as soon as possible, but no earlier than March 21, 2005.

Phoenix, Arizona
[date]


/s/ William H. Whitmore, Jr.
-----------------------------
William H. Whitmore, Jr.
Chief Executive Officer




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To our Stockholders:

Why have I received these materials?

Quiet Tiger is required to deliver this information statement to everybody who owns common stock of Quiet Tiger on the Record Date to inform them that the holders of a majority of the disinterested voting stock have taken certain actions by written consent without a meeting that would normally require a stockholders meeting.

This information statement is being sent to you because you are a holder of common shares of Quiet Tiger.


What action did the holders of a majority of the voting stock take?

A group of stockholders holding a total of 58.56% of the total disinterested voting common stock outstanding in Quiet Tiger on the Record Date took action by written consent to approve the Company changing its name to MediaMax Technology Corporation.

Why did the stockholders take this action?

The stockholders believe that the change of name of the corporation will benefit the corporation by way of name recognition and identification of the corporation with the business in which it is engaged.

Why is it that the holders of a majority of the voting stock can do these things without having to hold a meeting or having to send out proxies to all stockholders?

The Articles of Incorporation and bylaws of Quiet Tiger and Nevada law provide that any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting, providing the written consent of the stockholders having at least a majority of all the stock entitled to vote upon the action if a meeting were held.


Is it necessary for me to do anything?

No. No other votes are necessary or required. Quiet Tiger anticipates that the name change will be effective on or after March 21, 2005.


Who is paying for the mailing of this information statement?

Quiet Tiger will pay the costs of preparing and sending out this information statement. It will be sent to all common stockholders of record on February 18, 2005 by regular mail. Quiet Tiger may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of the outstanding common stock.


Can I object to the actions of these stockholders?

Nevada Revised Statutes 78.310 through 78.375 do not provide for dissenter's rights in connection with the majority stockholders consent.

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Where can I get copies of this information  statement or copies of Quiet Tiger's annual report?

Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

Who are the stockholders who voted to approve the company changing its name from Quiet Tiger, Inc. to MediaMax Technology Corporation?


The list of stockholders who consented to these actions and the percentage of ownership of each are set forth below:

Title of       Name or Entity                  Amount and Nature    Percent
Class          & Address                       Of Beneficial Owner  of Class
-------------  ------------------------------  -------------------  ---------
Common         SunnComm Technologies, Inc.     50,271,635           27.53
               Peter H. Jacobs, President
               668 N. 44th St. # 248
               Phoenix, AZ. 85008

Common         Project 1000, Inc.
               Peter H. Jacobs, President      22,137,710           12.12
               668 N. 44th St. # 248
               Phoenix, AZ. 85008

Common         JTM Investments I, LP           12,895,476            7.06
               John T. Mills, General Partner
               2213 Midvale Terrace
               Henderson, NV. 89074

Common         David L. Kahn                    5,150,000            2.82
               3150 West Fir Ave. # 127
               Fresno, CA. 93711

Common         Albert Golusin                   6,676,678            3.66
               668 N. 44th Street, Suite 248
               Phoenix, Az. 85008

Common         Wade P. Carrigan                 5,073,871            3.12
               PO Box 1908
               Gilbert, Az. 85299

Common         William H. Whitmore, Jr.         4,106,000            2.25
               668 North 44th Street, Suite 233
               Phoenix, Arizona 85008
-----------------------------------------------------------------------------
TOTAL                                                               58.56

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Except as  indicated  above,  all of the  persons and  entities  above named are believed to have sole voting and investment power with respect to the common shares beneficially owned by them, where applicable.


Who is entitled to receive notice of these actions by the holders of a majority of voting stock?

Every person or entity who owned either common or preferred stock in Quiet Tiger as of February 18, 2005 is entitled to receive a copy of this information statement. This date is called the Record Date and was set by the Board of Directors of Quiet Tiger.


Who are the principal stockholders of Quiet Tiger?

At February 18, 2005 there were 181,894,325 issued and outstanding common shares and there were no preferred shares issued and outstanding.

The following chart sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of February 18, 2005, was known by us to own beneficially more than five percent (5%) of our Common Stock and (ii) our officers and directors and (iii) officers and directors as a group.


NAME AND ADDRESS                  AMOUNT AND NATURE OF         Percent
OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)      of Class
--------------------------------- --------------------------- -------------
SunnComm Technologies, Inc.              50,271,635              27.53
668 N. 44th Street, Suite 248
Phoenix, Az. 85008

Project 1000, Inc.                       22,137,710              12.12
668 N. 44th Street, Suite 248
Phoenix, Az. 85008

JTM Investments I, L.P.                  12,895,476               7.06
John T. Mills, General Partner
2213 Midvale Terrace
Henderson, NV. 89074

Wade P. Carrigan                          5,703,871               3.12
PO Box 1908
Gilbert, Az. 85299

Albert Golusin                            6,676,678               3.66
668 N. 44th Street, Suite 233
Phoenix, Az. 85008

William Whitmore                          4,106,000               2.25
668 North 44th Street, Suite 233
Phoenix, Arizona 85008
--------------------------------- --------------------------- -------------
Officers and Directors as a group         6,590,289               9.03


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     (1)  All ownership is beneficial and of record,  unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. Beneficial owners listed above have sole voting and investment power with respect to the shares shown.





Will the Company hold an annual general meeting during the year 2005?

The Company plans to hold an annual general meeting during the second quarter of 2005 after it has completed its audit and has made it available to its stockholders.





                                          By Order of the Board of Directors

                                          By: /s/ William H. Whitmore, Jr.
                                          -----------------------------------
                                                  William H. Whitmore, Jr.
                                                  President

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